SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 30, 2013, United Bankshares, Inc. (“United”) announced its entry into an Agreement and Plan of Reorganization (the “Agreement”) with Virginia Commerce Bancorp, Inc. (“VCBI”), a Virginia corporation headquartered in Arlington, Virginia. In accordance with the Agreement, VCBI shall merge with and into a wholly-owned subsidiary of United (“the Merger”). Effective upon the merger, VCBI shall cease and the wholly-owned subsidiary of United shall survive and continue to exist as a Virginia corporation.

United and VCBI issued a press release as well as provided an investor presentation to interested parties concerning the acquisition of VCBI. A copy of the press release and investor presentation is attached hereto as Exhibits 99.1 and 99.2 and are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated January 30, 2013 issued by United Bankshares, Inc.

99.2	Investor Presentation, dated January 30, 2013 issued by United Bankshares, Inc.

Forward-Looking Statements

This Form 8-K, the press release and investor presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Virginia Commerce Bancorp, Inc. (“VCBI”) and United Bankshares, Inc. (“United”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) United’s and VCBI’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of United and VCBI and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United and VCBI. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and VCBI may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of United and VCBI may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which United and VCBI are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in United’s and VCBI’s markets could adversely affect operations; and (10) the economic slowdown could continue to adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in VCBI’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

United and VCBI caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to United or VCBI or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. United and VCBI do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information About the Merger and Where to Find It

Shareholders of VCBI and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that United will file with the Securities and Exchange Commission in connection with the proposed merger because it will contain important information about United, VCBI, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. Investors will be able to obtain all documents filed with the SEC by United and VCBI free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing United’s website at www.ubsi-inc.com under the tab “Investor Relations” and then under the heading “SEC Filings” or by accessing VCBI’s website at www.vcbonline.com under the tab “About VCB” and then under the heading “Investor Relations”, “Financial Documents” and “SEC Filings”. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the merger. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the merger.

Participants in the Transactions

United, VCBI and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from VCBI’s and United’s shareholders in favor of the merger with United. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the VCBI and United shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of United in its Annual Report on Form 10-K for the year ended December 31, 2011 and in its definitive proxy statement filed with the

SEC on April 4, 2012. You can find information about VCBI’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2011 and in its definitive proxy statement filed with the SEC on March 14, 2012. You can obtain free copies of these documents from United, or VCBI using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: January 30, 2013	By:	/s/ Steven E. Wilson
Steven E. Wilson, Executive Vice President,
Treasurer, Secretary and Chief Financial Officer